The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $3,481
Janus Adviser Balanced Fund $4,755
Janus Adviser Flexible Bond Fund $933
Janus Adviser International Growth Fund $2,312
Janus Adviser Money Market Fund $153
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $56
Janus Adviser Growth and Income Fund $435
Janus Adviser Foreign Stock Fund $ 9
Janus Adviser Risk-Managed Growth Fund $22
Janus Adviser Risk-Managed Core Fund $53
Janus Adviser Mid Cap Value Fund $290
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $17
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $2
Janus Adviser Balanced Fund $99
Janus Adviser Flexible Bond Fund $84
Janus Adviser International Growth Fund $14
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Foreign Stock Fund $ 0
Janus Adviser Risk-Managed Growth Fund $0
Janus Adviser Risk-Managed Core Fund $3
Janus Adviser Mid Cap Value Fund $88
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $16
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $3
Janus Adviser Flexible Bond Fund $1
Janus Adviser International Growth Fund $17
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $0
Janus Adviser Growth and Income Fund $1
Janus Adviser Foreign Stock Fund $ 2
Janus Adviser Risk-Managed Growth Fund $22
Janus Adviser Risk-Managed Core Fund $54
Janus Adviser Mid Cap Value Fund $477
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $18
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $0
Janus Adviser Growth and Income Fund $1
Janus Adviser Foreign Stock Fund $ 0
Janus Adviser Risk-Managed Growth Fund $0
Janus Adviser Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $2
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $16
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $0
Janus Adviser Growth and Income Fund $0
Janus Adviser Foreign Stock Fund $ 0
Janus Adviser Risk-Managed Growth Fund $3
Janus Adviser Risk-Managed Core Fund $0
Janus Adviser Mid Cap Value Fund $0
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

S-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $11,415
Janus Adviser Flexible Bond Fund $389
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $4,403
Janus Adviser Growth and Income Fund $3,229
Janus Adviser Foreign Stock Fund $0
Janus Adviser Risk-Managed Growth Fund $4,425
Janus Adviser Risk-Managed Core Fund $877
Janus Adviser Mid Cap Value Fund $1,317
Janus Adviser Small Company Value Fund $679
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

C-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $356
Janus Adviser Flexible Bond Fund $39
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $946
Janus Adviser Growth and Income Fund $125
Janus Adviser Foreign Stock Fund $0
Janus Adviser Risk-Managed Growth Fund $400
Janus Adviser Risk-Managed Core Fund $594
Janus Adviser Mid Cap Value Fund $471
Janus Adviser Small Company Value Fund $28
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

A-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $4
Janus Adviser Flexible Bond Fund $1
Janus Adviser International Growth Fund $0
Janus Adviser Money Market Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $12
Janus Adviser Growth and Income Fund $4
Janus Adviser Foreign Stock Fund $0
Janus Adviser Risk-Managed Growth Fund $834
Janus Adviser Risk-Managed Core Fund $560
Janus Adviser Mid Cap Value Fund $1,425
Janus Adviser Small Company Value Fund $4
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

R-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $2
Janus Adviser Growth and Income Fund $2
Janus Adviser Foreign Stock Fund $0
Janus Adviser Risk-Managed Growth Fund $1
Janus Adviser Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $17
Janus Adviser Small Company Value Fund $95
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

I-Class
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $0
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $0
Janus Adviser Core Equity Fund $1
Janus Adviser Growth and Income Fund $0
Janus Adviser Foreign Stock Fund $0
Janus Adviser Risk-Managed Growth Fund $101
Janus Adviser Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $0
Janus Adviser Small Company Value Fund $0
Janus Adviser Contrarian Fund $0
Janus Adviser High-Yield Fund $0
Janus Adviser Orion Fund $0
Janus Adviser Risk-Managed Value Fund $0
Janus Adviser Small-Mid Growth Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.2326
Janus Adviser Balanced Fund $0.2218
Janus Adviser Flexible Bond Fund $0.2274
Janus Adviser International Growth Fund $0.2203
Janus Adviser Money Market Fund $0.0165
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $0.0263
Janus Adviser Growth and Income Fund $0.0327
Janus Adviser Foreign Stock Fund $ 0.0362
Janus Adviser Risk-Managed Growth Fund $0.0032
Janus Adviser Risk-Managed Core Fund $0.0786
Janus Adviser Mid Cap Value Fund $0.0956
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.2667
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0602
Janus Adviser Balanced Fund $0.1501
Janus Adviser Flexible Bond Fund $0.1979
Janus Adviser International Growth Fund $0.1227
Janus Adviser Money Market Fund $0.0178
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $0.0000
Janus Adviser Growth and Income Fund $0.0000
Janus Adviser Foreign Stock Fund $ 0.0000
Janus Adviser Risk-Managed Growth Fund $0.0000
Janus Adviser Risk-Managed Core Fund $0.0057
Janus Adviser Mid Cap Value Fund $0.0814
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.2444
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.3104
Janus Adviser Balanced Fund $0.4298
Janus Adviser Flexible Bond Fund $0.2412
Janus Adviser International Growth Fund $0.3466
Janus Adviser Money Market Fund $0.0178
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $0.0469
Janus Adviser Growth and Income Fund $0.0794
Janus Adviser Foreign Stock Fund $ 0.0682
Janus Adviser Risk-Managed Growth Fund $0.0169
Janus Adviser Risk-Managed Core Fund $0.1247
Janus Adviser Mid Cap Value Fund $0.1451
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.2798
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.1925
Janus Adviser Balanced Fund $0.2223
Janus Adviser Flexible Bond Fund $0.2119
Janus Adviser International Growth Fund $0.1369
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $0.0193
Janus Adviser Growth and Income Fund $0.1038
Janus Adviser Foreign Stock Fund $ 0.0182
Janus Adviser Risk-Managed Growth Fund $0.0000
Janus Adviser Risk-Managed Core Fund $0.0610
Janus Adviser Mid Cap Value Fund $0.0422
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.2562
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.3953
Janus Adviser Balanced Fund $0.5254
Janus Adviser Flexible Bond Fund $0.0915
Janus Adviser International Growth Fund $0.3669
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $0.0608
Janus Adviser Growth and Income Fund $0.0822
Janus Adviser Foreign Stock Fund $ 0.0743
Janus Adviser Risk-Managed Growth Fund $0.0198
Janus Adviser Risk-Managed Core Fund $0.1366
Janus Adviser Mid Cap Value Fund $0.1615
Janus Adviser Small Company Value Fund $0.0000
Janus Adviser Contrarian Fund $0.0000
Janus Adviser High-Yield Fund $0.1126
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

S-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser Risk-Managed Growth Fund $0.6261
Janus Adviser Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

C-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser Risk-Managed Growth Fund $0.6261
Janus Adviser Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

A-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Money Market Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser Risk-Managed Growth Fund $0.6261
Janus Adviser Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

R-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser Risk-Managed Growth Fund $0.6261
Janus Adviser Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000

I-Class
Janus Adviser Large Cap Growth Fund $0.0000
Janus Adviser Mid Cap Growth Fund $0.0000
Janus Adviser Worldwide Fund $0.0000
Janus Adviser Balanced Fund $0.5409
Janus Adviser Flexible Bond Fund $0.0980
Janus Adviser International Growth Fund $0.0000
Janus Adviser Forty Fund $0.0000
Janus Adviser Core Equity Fund $2.0763
Janus Adviser Growth and Income Fund $0.2346
Janus Adviser Foreign Stock Fund $0.0000
Janus Adviser Risk-Managed Growth Fund $0.6261
Janus Adviser Risk-Managed Core Fund $1.3057
Janus Adviser Mid Cap Value Fund $0.4340
Janus Adviser Small Company Value Fund $0.4890
Janus Adviser Contrarian Fund $0.0085
Janus Adviser High-Yield Fund $0.0000
Janus Adviser Orion Fund $0.0000
Janus Adviser Risk-Managed Value Fund $0.0000
Janus Adviser Small-Mid Growth Fund $0.0000


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

S-Shares
Janus Adviser Large Cap Growth Fund $8,646
Janus Adviser Mid Cap Growth Fund $3,468
Janus Adviser Worldwide Fund $14,377
Janus Adviser Balanced Fund $20,855
Janus Adviser Flexible Bond Fund $3,832
Janus Adviser International Growth Fund $11,374
Janus Adviser Money Market Fund $7,997
Janus Adviser Forty Fund $47,623
Janus Adviser Core Equity Fund $2,353
Janus Adviser Growth and Income Fund $14,136
Janus Adviser Foreign Stock Fund $242
Janus Adviser Risk-Managed Growth Fund $8,413
Janus Adviser Risk-Managed Core Fund $767
Janus Adviser Mid Cap Value Fund $3,651
Janus Adviser Small Company Value Fund $1,389
Janus Adviser Contrarian Fund $25
Janus Adviser High-Yield Fund $67
Janus Adviser Orion Fund $25
Janus Adviser Risk-Managed Value Fund$25
Janus Adviser Small-Mid Growth Fund $25

C-Shares
Janus Adviser Large Cap Growth Fund $114
Janus Adviser Mid Cap Growth Fund $128
Janus Adviser Worldwide Fund $26
Janus Adviser Balanced Fund $682
Janus Adviser Flexible Bond Fund $382
Janus Adviser International Growth Fund $174
Janus Adviser Money Market Fund $10
Janus Adviser Forty Fund $1,446
Janus Adviser Core Equity Fund $512
Janus Adviser Growth and Income Fund $557
Janus Adviser Foreign Stock Fund $6
Janus Adviser Risk-Managed Growth Fund $715
Janus Adviser Risk-Managed Core Fund $554
Janus Adviser Mid Cap Value Fund $1,293
Janus Adviser Small Company Value Fund $60
Janus Adviser Contrarian Fund $27
Janus Adviser High-Yield Fund $64
Janus Adviser Orion Fund $26
Janus Adviser Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $25

A-Shares
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $30
Janus Adviser Worldwide Fund $1
Janus Adviser Balanced Fund $12
Janus Adviser Flexible Bond Fund $5
Janus Adviser International Growth Fund $114
Janus Adviser Money Market Fund $10
Janus Adviser Forty Fund $8,812
Janus Adviser Core Equity Fund $6
Janus Adviser Growth and Income Fund $26
Janus Adviser Foreign Stock Fund $43
Janus Adviser Risk-Managed Growth Fund $1,568
Janus Adviser Risk-Managed Core Fund $601
Janus Adviser Mid Cap Value Fund $8,211
Janus Adviser Small Company Value Fund $8
Janus Adviser Contrarian Fund $25
Janus Adviser High-Yield Fund $77
Janus Adviser Orion Fund $27
Janus Adviser Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $37

R-Shares
Janus Adviser Large Cap Growth Fund $1
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $1
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $57
Janus Adviser Core Equity Fund $1
Janus Adviser Growth and Income Fund $10
Janus Adviser Foreign Stock Fund $1
Janus Adviser Risk-Managed Growth Fund $1
Janus Adviser Risk-Managed Core Fund $1
Janus Adviser Mid Cap Value Fund $52
Janus Adviser Small Company Value Fund $195
Janus Adviser Contrarian Fund $25
Janus Adviser High-Yield Fund $64
Janus Adviser Orion Fund $25
Janus Adviser Risk-Managed Value Fund $25
Janus Adviser Small-Mid Growth Fund $25

I-Shares
Janus Adviser Large Cap Growth Fund $0
Janus Adviser Mid Cap Growth Fund $0
Janus Adviser Worldwide Fund $0
Janus Adviser Balanced Fund $0
Janus Adviser Flexible Bond Fund $1
Janus Adviser International Growth Fund $0
Janus Adviser Forty Fund $209
Janus Adviser Core Equity Fund $1
Janus Adviser Growth and Income Fund $1
Janus Adviser Foreign Stock Fund $1
Janus Adviser Risk-Managed Growth Fund $849
Janus Adviser Risk-Managed Core Fund $1,873
Janus Adviser Mid Cap Value Fund $13
Janus Adviser Small Company Value Fund $1
Janus Adviser Contrarian Fund $1
Janus Adviser High-Yield Fund $1
Janus Adviser Orion Fund $1
Janus Adviser Risk-Managed Value Fund $1,126
Janus Adviser Small-Mid Growth Fund $1

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

S-Shares
Janus Adviser Large Cap Growth Fund $22.33
Janus Adviser Mid Cap Growth Fund $29.81
Janus Adviser Worldwide Fund $29.90
Janus Adviser Balanced Fund $26.83
Janus Adviser Flexible Bond Fund $11.87
Janus Adviser International Growth Fund $42.42
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $29.62
Janus Adviser Core Equity Fund $20.44
Janus Adviser Growth and Income Fund $19.46
Janus Adviser Foreign Stock Fund $14.57
Janus Adviser Risk-Managed Growth Fund $13.44
Janus Adviser Risk-Managed Core Fund $13.57
Janus Adviser Mid Cap Value Fund $16.56
Janus Adviser Small Company Value Fund $14.90
Janus Adviser Contrarian Fund $11.30
Janus Adviser High-Yield Fund $9.81
Janus Adviser Orion Fund $11.20
Janus Adviser Risk-Managed Value Fund $10.36
Janus Adviser Small-Mid Growth Fund $11.79

C-Shares
Janus Adviser Large Cap Growth Fund $22.39
Janus Adviser Mid Cap Growth Fund $29.57
Janus Adviser Worldwide Fund $30.37
Janus Adviser Balanced Fund $27.19
Janus Adviser Flexible Bond Fund $11.83
Janus Adviser International Growth Fund $43.29
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $29.45
Janus Adviser Core Equity Fund $20.35
Janus Adviser Growth and Income Fund $19.47
Janus Adviser Foreign Stock Fund $14.64
Janus Adviser Risk-Managed Growth Fund $13.22
Janus Adviser Risk-Managed Core Fund $13.39
Janus Adviser Mid Cap Value Fund $16.39
Janus Adviser Small Company Value Fund $14.68
Janus Adviser Contrarian Fund $11.27
Janus Adviser High-Yield Fund $9.81
Janus Adviser Orion Fund $11.17
Janus Adviser Risk-Managed Value Fund $10.36
Janus Adviser Small-Mid Growth Fund $11.76

A-Shares
Janus Adviser Large Cap Growth Fund $22.40
Janus Adviser Mid Cap Growth Fund $29.93
Janus Adviser Worldwide Fund $29.89
Janus Adviser Balanced Fund $26.66
Janus Adviser Flexible Bond Fund $11.87
Janus Adviser International Growth Fund $42.40
Janus Adviser Money Market Fund $1.00
Janus Adviser Forty Fund $29.73
Janus Adviser Core Equity Fund $20.49
Janus Adviser Growth and Income Fund $19.42
Janus Adviser Foreign Stock Fund $14.58
Janus Adviser Risk-Managed Growth Fund $13.49
Janus Adviser Risk-Managed Core Fund $13.58
Janus Adviser Mid Cap Value Fund $16.56
Janus Adviser Small Company Value Fund $14.94
Janus Adviser Contrarian Fund $11.32
Janus Adviser High-Yield Fund $9.81
Janus Adviser Orion Fund $11.21
Janus Adviser Risk-Managed Value Fund $10.37
Janus Adviser Small-Mid Growth Fund $11.80

R-Shares
Janus Adviser Large Cap Growth Fund $22.25
Janus Adviser Mid Cap Growth Fund $29.72
Janus Adviser Worldwide Fund $29.85
Janus Adviser Balanced Fund $26.78
Janus Adviser Flexible Bond Fund $11.86
Janus Adviser International Growth Fund $42.38
Janus Adviser Forty Fund $29.52
Janus Adviser Core Equity Fund $20.37
Janus Adviser Growth and Income Fund $19.34
Janus Adviser Foreign Stock Fund $14.53
Janus Adviser Risk-Managed Growth Fund $13.39
Janus Adviser Risk-Managed Core Fund $13.54
Janus Adviser Mid Cap Value Fund $16.57
Janus Adviser Small Company Value Fund $14.85
Janus Adviser Contrarian Fund $11.29
Janus Adviser High-Yield Fund $9.81
Janus Adviser Orion Fund $11.19
Janus Adviser Risk-Managed Value Fund $10.36
Janus Adviser Small-Mid Growth Fund $11.78

I-Shares
Janus Adviser Large Cap Growth Fund $22.35
Janus Adviser Mid Cap Growth Fund $29.84
Janus Adviser Worldwide Fund $29.77
Janus Adviser Balanced Fund $26.43
Janus Adviser Flexible Bond Fund $11.87
Janus Adviser International Growth Fund $42.28
Janus Adviser Forty Fund $29.65
Janus Adviser Core Equity Fund $20.43
Janus Adviser Growth and Income Fund $19.41
Janus Adviser Foreign Stock Fund $14.54
Janus Adviser Risk-Managed Growth Fund $13.43
Janus Adviser Risk-Managed Core Fund $13.52
Janus Adviser Mid Cap Value Fund $16.51
Janus Adviser Small Company Value Fund $14.91
Janus Adviser Contrarian Fund $11.31
Janus Adviser High-Yield Fund $9.80
Janus Adviser Orion Fund $11.21
Janus Adviser Risk-Managed Value Fund $10.37
Janus Adviser Small-Mid Growth Fund $11.79